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                                                                   EXHIBIT 10.36

                                   ASSIGNMENT

     THIS ASSIGNMENT (the "Assignment") is executed and delivered this 27th day of August, 1996 by KEVCO, INC., a Texas Corporation ("Assignor") to the shareholders of Assignor identified on Exhibit "A" attached hereto (collectively the "Assignees");

                                  WITNESSETH:

     WHEREAS, on October 26, 1993, Gerald E. Kimmel ("Kimmel") executed and delivered to Assignor a promissory note (the "Note") in the original principal amount of $5,000,000 to evidence a loan made to Kimmel by Assignor; and

     WHEREAS, the board of directors of Assignor have heretofore determined that it is in the best interest of Assignor that the Note should be distributed to its shareholders, such distribution to be effective as of June 30, 1996 (the "Effective Date");

     NOW, THEREFORE, IN CONSIDERATION of the premises, Assignor does hereby transfer, convey, assign, deliver and set over, and by these presents does hereby transfer, convey, assign, deliver and set over, unto Assignees, without recourse and without any representation or warranty being made, express, implied or statutory, all of Assignor's rights, title, interest, claims, equities and incidents of ownership in and to the Note. A substitute Note shall be issued to each of Assignees for the Percentage Amount of the outstanding principal amount of the Note as of the Effective Date against and upon receipt by Kimmel of the original Note. As used herein, the term "Percentage Amount" means the amount shown opposite the name of each of Assignees on Exhibit "A" hereto.

     TO HAVE AND TO HOLD the Note with all the appurtenances thereto unto Assignees, their respective successors, assigns, heirs, executors, administrators, receivers, trustees, and legal representatives forever, to their own use and benefit forever.

ASSIGNMENT - Page 1
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     Executed and delivered as of the day first above written, effective the
Effective Date.

                                        ASSIGNOR:

                                        KEVCO, INC.

                                        By:
                                           -----------------------------------

                                           Its
                                               -------------------------------

ASSIGNMENT - Page 2
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                                  EXHIBIT "A"
                                       to
                                   Assignment


Name of Assignee                                  Percentage Amount
------------------------------------------        -----------------



Gerald E. Kimmel
1300 So. University Drive, Suite 200
Fort Worth, Texas 76107                                 85.54%

Christine Sue Pearce
8605 Woodslane Drive
P.O. Box 79170*
Fort Worth, Texas 76179                                  4.71%

Amy Llewella Mueller
709 Evergreen
Hurst, Texas 76054                                       4.71%

Gregory Gerald Kimmel
1300 So. University Drive, Suite 200
Fort Worth, Texas 76107                                  4.71%

Clyde A. Reed, Jr.
1300 So. University Drive, Suite 200
Fort Worth, Texas 76107                                   .22%

James W. Kimmel
1616 E. Cindy Lane
Chandler, Arizona 85225                                   .11%


*USE THIS ADDRESS FOR ALL MAIL

ASSIGNMENT - Page 3